UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2016 (March 3, 2016)

Summit Midstream Partners, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35666	45-5200503
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1790 Hughes Landing Blvd
Suite 500
The Woodlands, TX 77380
(Address of principal executive offices) (Zip Code)

Registrants’ telephone number, including area code: (832) 413-4770

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K of Summit Midstream Partners, LP ("SMLP" or the “Partnership”), filed with the Securities and Exchange Commission on March 4, 2016 (the “Initial Form 8-K”), which reported under Item 2.01 that the Partnership acquired substantially all of (i) the issued and outstanding membership interests of Summit Midstream Utica, LLC ("Summit Utica"), Meadowlark Midstream Company, LLC (“Meadowlark Midstream”) and Tioga Midstream, LLC ("Tioga Midstream, and collectively with Summit Utica and Meadowlark Midstream, the "Contributed Entities"), each limited liability companies and indirect wholly owned subsidiaries of Summit Midstream Partners Holdings, LLC ("SMP Holdings") and (ii) SMP Holdings’ 40% ownership interest in each of Ohio Gathering Company, L.L.C. and Ohio Condensate Company, L.L.C. (collectively with the Contributed Entities, the “2016 Drop Down Assets”)(the “2016 Drop Down”). This amendment is filed to provide the combined financial statements of the 2016 Drop Down Assets and the pro forma financial information of SMLP for such transaction and the financial statements of Ohio Gathering Company, L.L.C. as required by Item 9.01. Except as set forth below, all Items of the Initial Form 8-K are unchanged.
Item 9.01 Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.
The audited combined balance sheets of Summit Midstream Utica, LLC, Meadowlark Midstream Company, LLC, Tioga Midstream, LLC and Carve-out Financial Statements of Summit Midstream Partners, LLC as of December 31, 2015 and 2014 and the related combined statements of operations, membership interests and owner's net investment and cash flows for the years ended December 31, 2015 and 2014, and the related notes to the combined financial statements, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein.
The audited balance sheets of Ohio Gathering Company, L.L.C. as of December 31, 2015 and 2014 and the related statements of operations, members' equity and cash flows for the years then ended and the related notes to the financial statements, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated by reference herein.
(b) Pro forma financial information.
The unaudited pro forma condensed combined balance sheet of SMLP as of December 31, 2015 and the unaudited pro forma condensed combined statements of operations of SMLP for the years ended December 31, 2015, 2014 and 2013, each showing the pro forma effect of the 2016 Drop Down and certain other related transactions, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.
(d) Exhibits.

Exhibit Number	Description
23.1	Consent of Deloitte & Touche LLP
23.2	Consent of Deloitte & Touche LLP
99.1
Summit Midstream Utica, LLC, Meadowlark Midstream Company, LLC, Tioga Midstream, LLC and Carve-out Financial Statements of Summit Midstream Partners, LLC Combined Financial Statements as of and for the years ended December 31, 2015 and 2014

99.2	Summit Midstream Partners, LP Unaudited Pro Forma Condensed Combined Financial Information as of and for the year ended December 31, 2015 and for the years ended December 31, 2015, 2014 and 2013
99.3	Ohio Gathering Company, L.L.C. Financial Statements as of and for the years ended December 31, 2015 and 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Summit Midstream Partners, LP
(Registrant)

		By:	Summit Midstream GP, LLC (its general partner)

Date:	May 13, 2016	/s/ Matthew S. Harrison
Matthew S. Harrison, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Deloitte & Touche LLP
23.2	Consent of Deloitte & Touche LLP
99.1
Summit Midstream Utica, LLC, Meadowlark Midstream Company, LLC, Tioga Midstream, LLC and Carve-out Financial Statements of Summit Midstream Partners, LLC Combined Financial Statements as of and for the years ended December 31, 2015 and 2014

99.2	Summit Midstream Partners, LP Unaudited Pro Forma Condensed Combined Financial Information as of and for the year ended December 31, 2015 and for the years ended December 31, 2015, 2014 and 2013
99.3	Ohio Gathering Company, L.L.C. Financial Statements as of and for the years ended December 31, 2015 and 2014

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